UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 23, 2023

SECURITY NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Ascension Way, 6th Floor, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 264-1060

Does Not Apply

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Class A Common Stock	SNFCA	The Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) was held on June 23, 2023, in Salt Lake City, Utah. As of April 21, 2023, the record date, there were issued and outstanding 18,099,690 votable shares of Class A common stock and 2,854,907 votable shares of Class C common stock for a total of 20,954,597 votable shares of the Company’s common stock outstanding. A majority of the outstanding shares of Class A and Class C common stock (or 10,477,299 shares) constituted a quorum for the transaction of business at the Annual Meeting. A total of 14,117,706 votes were cast, which was a majority of the outstanding shares of Class A and Class C common stock, and thus a quorum for purposes of the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) approved the election of Scott M. Quist, Ludmya B. Love, Adam G. Quist, H. Craig Moody, Jason G. Overbaugh, John L. Cook, Robert G. Hunter, Gilbert A. Fuller, Shital A. Mehta, and S. Andrew Quist as directors of the Company; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers; (iii) approved a non-binding advisory resolution that the shareholders be asked to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers every three years during the next six years; and (iv) ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023.

The results of the voting at the Annual Meeting on the matters submitted to the stockholders are set forth below. The voting results at the Annual Meeting set forth below reflect the weighted voting for the Class C common shares, which have a weighted voting of ten votes per share.

1. To elect four directors to be voted upon by the Class A common stockholders voting separately as a class to serve until the next Annual Meeting and until their successors are duly elected and qualified:

Name	Class	Votes For	Votes Withheld	Total
Scott M. Quist	Class A	11,051,451	240,220	11,291,671
Ludmya B. Love	Class A	10,143,218	1,148,453	11,291,671
Adam G. Quist	Class A	10,994,688	296,983	11,291,671
H. Craig Moody	Class A	10,006,634	1,285,037	11,291,671

2. To elect the remaining six directors to be voted upon by the Class A and Class C common stockholders together to serve until the next Annual Meeting and until their successors are duly elected and qualified:

Name	Class	Votes For	Votes Withheld	Total
Jason G. Overbaugh	Class A	11,018,980	272,691	11,291,671
	Class C	28,260,350	-	28,260,350
	Total	39,279,330	272,691	39,552,021

John L. Cook	Class A	10,152,423	1,139,248	11,291,671
	Class C	28,260,350	-	28,260,350
	Total	38,412,773	1,139,248	39,552,021

Robert G. Hunter, MD	Class A	10,051,530	1,240,141	11,291,671
	Class C	28,260,350	-	28,260,350
	Total	38,311,880	1,240,141	39,552,021

Gilbert A. Fuller	Class A	10,086,084	1,205,587	11,291,671
	Class C	28,260,350	-	28,260,350
	Total	38,346,434	1,205,587	39,552,021

Shital A. Mehta	Class A	10,143,489	1,148,182	11,291,671
	Class C	28,260,350	-	28,260,350
	Total	38,403,839	1,148,182	39,552,021

S. Andrew Quist	Class A	10,994,743	296,928	11,291,671
	Class C	28,260,350	-	28,260,350
	Total	39,255,093	296,928	39,552,021

3. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers:

Class	Votes For	Votes Against	Votes Abstaining

Class A	10,731,113	539,876	20,682
Class C	28,260,350	-	-
Total	38,991,463	539,876	20,682

4. To approve a non-binding, advisory resolution to determine whether, during the next six years, the Company’s shareholders will be asked to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers every one, two or three years:

Class	Votes For Every 1 Year	For Every 2 Years	For Every 3 Years	Abstain

Class A	1,783,286	51,034	9,454,274	3,077
Class C	-	-	28,260,350	-
Total	1,783,286	51,034	37,714,624	3,077

The Company has determined to hold the vote, on an advisory basis, every three years for the next six years.

5. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accountants for the year ending December 31, 2023:

Class	Votes For	Votes Against	Votes Abstaining

Class A	13,797,081	10,304	1,696
Class C	28,260,350	-	-
Total	42,057,431	10,304	1,696

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: June 28, 2023	By:	/s/ Scott M. Quist
Scott M. Quist, Chairman, President and
Chief Executive Officer